SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 20, 1998
                                                  -----------------


                         THE UNITED ILLUMINATING COMPANY
             (Exact name of registrant as specified in its charter)



         Connecticut                  1-6788                    06-0571640
-----------------------------      -----------             -------------------
(State, or other jurisdiction      (Commission                (IRS Employer
of Incorporation)                  File Number)            Identification No.)


157 Church Street, New Haven, Connecticut                        06506
-----------------------------------------                      ----------
(Address of principal executive offices)                       (Zip Code)



Registrant's Telephone Number,
Including Area Code                                          (203) 499-2000
------------------------------                               --------------



                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         In April 1998, Connecticut enacted legislation to restructure the State's electric utility industry. The business of generating and supplying electricity to consumers will be opened to competition and will be separated from the business of delivering electricity to consumers, beginning in the year 2000. The business of delivering electricity will remain with the incumbent franchised electric utility companies, including Registrant. The legislation provides that each incumbent electric utility company, in order to recover its costs associated with above-market long-term purchased power contract obligations, generation-related regulatory assets and above-market investments in generating plants, must sell all of its non-nuclear generation assets, or submit all such assets to a public auction process pursuant to a divestiture plan submitted to the Connecticut Department of Public Utility Control (DPUC) by October 1, 1998 and approved by the DPUC. On May 20, 1998, Registrant announced that it would commence the process of selling, through a two-stage bidding process, all of its non-nuclear generation assets in compliance with this statute. The assets offered for sale include Registrant's three fossil-fueled generating stations located in Bridgeport and New Haven, Connecticut, two long-term contracts for the purchase of power from cogeneration facilities located in Bridgeport and Shelton, Connecticut, one long-term contract for the purchase of power from a hydroelectric generating station located in Derby, Connecticut, and Registrant's 5.45% participating share in the Hydro-Quebec transmission intertie facility linking New England and Quebec, Canada. The aggregate generating capability represented by these assets is approximately 1,308 megawatts; and the total book value of the three fossil-fueled generating stations is approximately $220 million. In addition to the DPUC, the sale of these assets must be approved by the Federal Energy Regulatory Commission, the Federal Trade Commission, and the United States Department of Justice.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE UNITED ILLUMINATING COMPANY
                                        Registrant




       May 28, 1998                By         /s/ Robert L. Fiscus
---------------------------          ------------------------------------------
                                                  Robert L. Fiscus
                                     Vice Chairman of the Board of Directors
                                            and Chief Financial Officer




                                     - 3 -